UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

August 1, 2006

Asbury Automotive Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

5511	01-0609375
(Commission File Number)	(IRS Employer Identification No.)

622 Third Avenue, 37th Floor, New York, NY	10017
(Address of principal executive offices)	(Zip Code)

(212) 885-2500

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On March 23, 2005, Asbury Automotive Group, Inc. (the “Company”) and certain of its subsidiaries entered into a three-year credit agreement, which includes a revolving credit facility and a floor plan facility (the “Credit Agreement”) with the lenders listed therein, JPMorgan Chase Bank, N.A., as administrative agent and floor plan agent, Bank of America, NA, as syndication agent, and J.P. Morgan Securities Inc. and Banc of America Securities LLC, as joint bookrunners and co-lead arrangers, which Credit Agreement was amended on March 1, 2006. The Credit Agreement was filed with the Securities and Exchange Commission (the “SEC”) as Exhibit 10.1 to Form 8-K on March 24, 2005 and the First Amendment thereto was filed with the SEC as Exhibit 10.1 to Form 8-K on March 7, 2006.

On August 1, 2006, the Company and certain of its subsidiaries entered into the Second Amendment to Credit Agreement (the “Amendment”). The Amendment is more fully described in Item 2.03 and is attached hereto as Exhibit 10.1 of this report and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As discussed above, on August 1, 2006, the Company and certain of its subsidiaries entered into the Amendment. The Amendment reduces the pricing under the revolving credit facility and floor plan facility as follows:

(i)            the Eurodollar Margin and Base Rate Margin (as such terms are defined in the Credit Agreement), across the leverage-based grid, under the revolving credit facility has decreased by 25 basis points;

(ii)           the annual interest rate for the applicable interest period for new vehicle borrowing under the floor plan facility has decreased from LIBOR plus 1.25% to LIBOR plus 1.00%;

(iii)          the annual interest rate for the applicable interest period for used vehicle borrowing under the floor plan facility has decreased from LIBOR plus 1.375% to LIBOR plus 1.125%; and

(iv)          the loan commitment fee under the floor plan facility is reduced from 0.25% to 0.20%.

This description of the Amendment is not complete and is qualified in its entirety by the actual terms of the agreement, a copy of which is incorporated herein by reference and attached hereto as Exhibit 10.1.

Item 9.01  Financial Statements and Exhibits.

(c)	Exhibits.

	Exhibit No.	Description

10.1

Second Amendment to Credit Agreement dated as of August 1, 2006 among Asbury Automotive Group, Inc. and the Subsidiary Borrowers listed therein, as borrowers, the Lenders listed therein, JPMorgan Chase Bank, N.A., as administrative agent and floor plan agent and Bank of America, NA, as syndication agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASBURY AUTOMOTIVE GROUP, INC.

Date: August 7, 2006	By:	/s/ Kenneth B. Gilman
	Name:	Kenneth B. Gilman
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1

Second Amendment to Credit Agreement dated as of August 1, 2006 among Asbury Automotive Group, Inc. and the Subsidiary Borrowers listed therein, as borrowers, the Lenders listed therein, JPMorgan Chase Bank, N.A., as administrative agent and floor plan agent and Bank of America, NA, as syndication agent.